UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2022(November 9, 2022)

GLOBAL SELF STORAGE, INC.

(Exact name of registrant as specified in Its charter)

Maryland	001-12681	13-3926714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3814 Route 44
Millbrook, New York		12545
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 785-0900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SELF	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 9, 2022, and immediately effective as of such date, the Board of Directors (the “Board”) of Global Self Storage, Inc., a Maryland corporation (the “Company”), approved amendments to amend and restate the Company’s Bylaws (the “Bylaws”). Prior thereto, the Bylaws were last amended and restated effective as of October 16, 2020.

Among the changes effected by the amendments to the Bylaws are the following (capitalized terms used but not defined herein have the meanings ascribed thereto in the Bylaws):

•
Provide that, if authorized by the Board and subject to the applicable provisions of the Maryland General Corporation Law, as amended from time to time, and any guidelines and procedures that the Board adopts, stockholders and proxy holders not physically present at a meeting of the stockholders, by means of remote communication: (A) may participate in the meeting of the stockholders; and (B) may be considered present in person and may vote at the meeting of the stockholders, whether the meeting is held at a designated place or solely by means of remote communication, if: (i) the Company implements reasonable measures to verify that each person considered present and authorized to vote at the meeting by means of remote communication is a stockholder or proxy holder; (ii) the Company implements reasonable measures to provide the stockholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with the proceedings; and (iii) in the event any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of the vote or other action is maintained by the Company.

•
Provide that abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at a meeting of stockholders but will not be treated as votes cast such that abstentions and broker non-votes will have no effect on proposals which require a plurality or majority of votes cast for approval but will have the same effect as a vote “against” on proposals requiring a majority or other specified percentage of outstanding voting securities for approval.

•
Enhance procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submissions of stockholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) at stockholder meetings, including without limitation, by:

o
Requiring additional disclosures from nominating or proposing stockholders, proposed nominees, and other persons associated with nominating or proposing stockholders.

o
Requiring that each proposed nominee enter into a written representation and agreement in the form provided by the Company with respect to various matters, including without limitation that such proposed nominee (i) is not, and will not become, a party to any voting commitments (as defined in the Bylaws) that has not been disclosed to the Company or any voting commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Company, with such proposed nominee’s fiduciary duties under applicable law; (ii) is not, and will not become, a party to any agreement, arrangement, or understanding (whether written or oral, formal or informal, or monetary or non-monetary) with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement, or indemnification in connection with service or action as a director or a director nominee that has not been disclosed to the Company in writing; (iii) will, if elected as a director, comply with all applicable rules of any securities exchanges upon which the Company’s securities are listed, the Company’s Articles of Incorporation, the Bylaws, all applicable publicly disclosed corporate governance, ethics, conflict of interest, confidentiality, stock ownership and trading policies and all other guidelines and policies of the Company generally applicable to directors, and all applicable fiduciary duties under state law; and (iv) intends to serve a full term as a director of the Company, if elected.

o
Providing that the Company may require any stockholder providing a notice of nominations with respect to a proposed nominee for election to the Board to furnish such other information (i) as may be reasonably required by the Company to determine the eligibility or suitability of such proposed nominee to serve as a director, or (ii) that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such proposed nominee under the listing standards of each securities exchange upon which the Company’s securities are listed, any applicable rules of the SEC, any publicly disclosed standards used by the Board in selecting nominees for election as a director and for determining and disclosing the independence of directors, including those applicable to a director’s service on any of the committees of the Board, or the requirements of any other laws or regulations applicable to the Company.

o
Requiring an acknowledgment from a stockholder who submits a notice of proposed business and/or nominations with respect to a stockholders’ meeting that if such stockholder is not Present in Person (as defined in the Bylaws) at such meeting to nominate the proposed nominee(s) or to bring such business included in its stockholder notice, as applicable, before such meeting, the Company need not present such business or proposed nominee(s) for a vote at such meeting, notwithstanding that proxies in respect of such vote may have been received by the Company.

o
Requiring that proposed nominees make themselves available for and submit to interviews by the Board or any Board committee within 10 days following the date of any reasonable request therefor from the Board or any Board committee.

o
Requiring that a stockholder who submits a notice of proposed business and/or nominations with respect to a stockholders’ meeting update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the such meeting and as of the date that is ten business days prior to such meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Company not later than five business days after the record date for such meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight business days prior to the date for such meeting or, if practicable, any adjournment of postponement thereof (and, if not practicable, on the first practicable date prior to the date to which such meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten business days prior to such meeting or any adjournment or postponement thereof).

o
Removing the “Acting in Concert” concept and definition from the disclosure requirements contained in the Bylaws’ advance notice provisions.

•
Address matters relating to Rule 14a-19 under the Exchange Act, which was adopted by the SEC on November 17, 2021 and provides for the use of universal proxy cards in contested director elections held after August 31, 2022, including without limitation, as follows:

o
Requiring a representation from the nominating stockholder as to whether such stockholder or any Stockholder Associated Person (as defined in the Bylaws) intends or is part of a group that intends to solicit proxies, in support of the election of the proposed nominee(s), from stockholders representing the percentage of the voting power of the Company’s securities entitled to vote on the election of directors that is required by Rule 14a-19(a)(3) of the Exchange Act.

o
Providing that, if a stockholder, who submits a notice of nominations with respect to a stockholders’ meeting, fails to comply with the requirements of Rule 14a-19 of the Exchange Act (including because the stockholder fails to provide the Company with all information, notices, and/or updates required by Rule 14a-19), then the proposed nominee(s) of such stockholder shall be ineligible for election at the applicable stockholders’ meeting and any adjournment, rescheduling, or postponement thereof, and any votes or proxies in respect of such nomination shall be disregarded (notwithstanding that proxies in respect of such vote may have been received by the Company).

o
Providing that, if (A) any stockholder provides notice pursuant to Rule 14a-19(b) of the Exchange Act in connection with the submission, pursuant to the Bylaws, of a notice of proposed nominations with respect to a stockholders’ meeting, and (B) (i) such stockholder subsequently either (x) notifies the Company that such stockholder no longer intends to solicit proxies in support of the election of its proposed nominee(s) in accordance with Rule 14a-19 of the Exchange Act, or (y) fails to comply with the requirements of Rule 14a-19 of the Exchange Act, and (ii) no other stockholder that has provided notice pursuant to Rule 14a-19 of the Exchange Act with respect to such proposed nominee(s) (x) intends to solicit proxies in support of the election of such proposed nominee in accordance with Rule 14a-19 of the Exchange Act, and (y) has complied with the requirements of Rule 14a-19 of the Exchange Act, then the nomination of such proposed nominee(s) shall be disregarded and no vote on the election of such proposed nominee(s) shall occur (notwithstanding that proxies in respect of such vote may have been received by the Company).

o
Providing that, if any stockholder provides notice pursuant to Rule 14a-19(b) of the Exchange Act in connection with submitting, pursuant to the Bylaws, a notice of nominations with respect to a stockholders’ meeting, such stockholder shall deliver to the Company’s Secretary, no later than five business days prior to the applicable meeting date or any adjournment, rescheduling, or postponement thereof, reasonable evidence that the requirements of Rule 14a-19(a)(3) of the Exchange Act have been satisfied.

o
Providing that if a stockholder or any Stockholder Associated Person changes its intention to solicit proxies, in support of the election of its proposed nominee(s), from stockholders representing the percentage of the voting power of the Company’s securities entitled to vote on the election of directors that is required by Rule 14a-19(a)(3) of the Exchange Act, the stockholder must notify the Company’s Secretary in writing at the principal executive offices of the Company within two business days after becoming aware of such change in intention.

•
Provide that, unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933.

•
Incorporate into the Bylaws various other “clean-up” changes, including, but not limited to, grammatical and other typographical corrections, formatting changes, revisions to headings, titles, and captions, and providing capitalized definitions for certain terms.

The foregoing description of the various amendments included in the Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Bylaws that were adopted by the Board on November 9, 2022, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated by reference in this Item 5.03 in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

3.1	Fourth Amended and Restated Bylaws of Global Self Storage, Inc., as amended and restated as of November 9, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL SELF STORAGE, INC.

Date:	November 10, 2022	By:	/s/ Mark C. Winmill
Name: Mark C. Winmill Title: President